UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			    WASHINGTON, D.C. 20549

				  FORM 8-K

			       CURRENT REPORT

		    Pursuant to Section 13 or 15 (d) of the
			Securities Exchange Act of 1934

		Date of Report   (Date of earliest event reported):
				 July 7, 2003


				  CACHE INC.
	      ------------------------------------------------------
	      (Exact name of registrant as specified in its charter)


   Florida                        0-10345                      59-1588181
---------------           ------------------------         -----------------
(State or other           (Commission File Number)         (IRS Employer
jurisdiction of                                            Identificcation
Incorporation)                                             Number)


		     1460 Broadway, New York, New York 10036
		     ----------------------------------------
		     (Address of principal executive offices)

		   Registrant's telephone number: (212) 575-3200

ITEM 5.   OTHER EVENTS

     See the attached press release, which is incorporated herein by reference, regarding 2003 second quarter earnings, filed as Exhibit 99.1


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (1) Financial Statements of Businesses Acquired
	  None

      (2) Pro Forma Financial Information
	  None

      (3) Exhibits
	  99.1  Press release issued by Cache, Inc. on July 7, 2003

				  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 7, 2003                    CACHE INC.


			   By:  /s/ Brian Woolf
				-------------------------------
				Brian Woolf
				On behalf of Cache, Inc. and in his capacity as Chairman and Chief Executive Officer
				(Principal Executive Officer)


			   By:  /s/ Thomas E. Reinckens
				-------------------------------
				Thomas E. Reinckens
				On behalf of Cache, Inc. and in his capacity as President and Chief Operating Officer (Principal Financial And Accounting Officer)

			    INDEX OF EXHIBITS


Exhibit                      Description                        Page
-------         --------------------------------------          ----

99.1            Press Release issued by Cache Inc                 5
		on July 7, 2003

                 	       JULY 7, 2003

			   FOR IMMEDIATE RELEASE
				 CACHE, INC.
			 NASDAQ COMMON STOCK SYMBOL CACH

		 CACHE REPORTS SECOND QUARTER 2003 OPERATING RESULTS




     New York, New York - July 7, 2003 - Cache Inc., (NASDAQ: CACH), a specialty chain of women's apparel stores reported results for the thirteen and twenty-six week periods ended June 28, 2003.

     For the 13 week period ended June 28, 2003, net income increased to $3.5 million, or $0.37 per diluted share, from $3.0 million, or $0.31 per diluted share, for the same period last year. Net sales for the period increased to $56.0 million from $51.3 million for the same period last year. Same store sales increased 4% for the period.

     For the 26 week period ended June 28, 2003, net income increased to $5.2 million, or $0.54 per diluted share, from $4.8 million, or $0.50 per diluted share, for the same period last year. Net sales for the period increased to $103.8 million from $98.9 million for the same period last year. Same store sales increased 1% for the period.

			A table summarizing financial results follows:



			     Twenty-six Weeks Ended      Thirteen Weeks Ended
			     ----------------------      --------------------
			      June 28,     June 29,       June 28,   June 29,
			       2003         2002           2003       2002
			       ----         ----           ----       ----
				    (In thousands, except per share data)

Sales                         $103,842     $ 98,937       $ 55,958    $ 51,294
Operating Income              $  8,248     $  7,458       $  5,665    $  4,586
Net Income                    $  5,182     $  4,816       $  3,541    $  2,960
Basic earnings per share      $   0.57     $   0.53       $   0.39    $   0.33

Diluted earnings per share    $   0.54     $   0.50       $   0.37    $   0.31

Basic weighted average
Shares outstanding               9,125        9,100          9,131       9,100

Diluted weighted average
Shares outstanding               9,628        9,660          9,633       9,660





	Certain matters discussed within this press release may constitute forward-looking statements within the meaning of the federal securities law. Although Cache, Inc. believes the statements are based on reasonable assumptions, there can be no assurance that these expectations will be attained. Actual results and timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, industry trends, merchandise trends, competition and the ability to obtain financing, as well as other risks outlined from time to time in the filings of Cache, Inc. with the Securities and Exchange Commission.


Financial Tables Follow:


For further information contact Thomas E. Reinckens, President, Chief Operating Officer, Cache, Inc., 1460 Broadway, New York, New York 10036, (212) 575-3246.

                                    CACHE, INC. AND SUBSIDIARIES
                                     CONSOLIDATED BALANCE SHEETS
                                             (UNAUDITED)


                                                                  June 28,       December 28,       June 29,
    A S S E T S                                                    2003             2002              2002
                                                              -------------     -------------    ---------------
                                                               (Unaudited)                          (Unaudited)
    CURRENT ASSETS
            Cash and cash equivalents                         $  16,015,000     $  10,287,000     $  20,169,000
            Marketable securities                                 4,878,000        14,392,000           ---
            Receivables, net                                      2,675,000         2,677,000         1,210,000
            Notes receivable from related parties                   321,000           321,000           321,000
            Inventories                                          24,724,000        22,065,000        22,103,000
            Deferred income taxes and other tax assets              791,000           271,000           325,000
            Prepaid expenses                                        721,000         1,020,000           651,000
                                                              -------------     --------------   ---------------
                          Total Current Assets                   50,125,000        51,033,000        44,779,000


    EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET                    20,922,000        18,553,000        15,690,000

    OTHER ASSETS                                                    827,000           817,000           829,000
    DEFERRED INCOME TAXES, NET                                      249,000           349,000           572,000
                                                              -------------     --------------    --------------
    TOTAL ASSETS                                              $  72,123,000     $  70,752,000     $  61,870,000
                                                              =============     ==============    ==============


    LIABILITIES AND  STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES
            Accounts payable                                  $  10,038,000     $  11,988,000     $   9,614,000
            Income taxes payable                                    442,000         ---               1,238,000
            Accrued compensation                                  2,180,000         3,629,000         2,421,000
            Accrued liabilities                                   7,685,000         8,762,000         6,315,000
                                                              -------------     -------------    ---------------
                          Total Current Liabilities              20,345,000        24,379,000        19,588,000


    OTHER LIABILITIES                                             1,074,000         1,081,000         1,115,000


    STOCKHOLDERS' EQUITY
           Common stock                                              91,000            91,000            91,000
           Additional paid-in capital                            19,839,000        19,609,000        19,609,000
           Retained earnings                                     30,774,000        25,592,000        21,467,000
                                                              -------------     -------------     -------------
    Total Stockholders' Equity                                   50,704,000        45,292,000        41,167,000
                                                              -------------     -------------     -------------

    Total Liabilities and Stockholders' Equity                $  72,123,000     $  70,752,000      $ 61,870,000
                                                              =============     =============     =============







                               CACHE, INC. AND SUBSIDIARIES
                              CONSOLIDATED INCOME STATEMENTS
                              FOR THE TWENTY-SIX WEEKS ENDED
                                       (UNAUDITED)


                                                                 June 28,         June 29,
                                                                   2003             2002
                                                             --------------     -------------
    Net sales                                                 $ 103,842,000     $  98,937,000

    Cost of sales, including occupancy and buying costs          59,027,000        57,458,000
                                                             --------------     -------------
    Gross profit                                                 44,815,000        41,479,000
                                                             --------------     -------------

    Store operating expenses                                     30,365,000        27,426,000
    General and administrative expenses                           6,202,000         6,595,000
                                                             --------------     -------------
                                                                 36,567,000        34,021,000
                                                             --------------     -------------


    Operating income                                              8,248,000         7,458,000
                                                             --------------     -------------
    Other income:
       Interest income (net)                                        144,000           127,000
                                                             --------------     -------------
                                                                    144,000           127,000
                                                             --------------     -------------

    Income before income taxes                                    8,392,000         7,585,000

    Income tax provision                                          3,210,000         2,769,000
                                                             --------------     -------------

    Net income                                                $   5,182,000     $   4,816,000
                                                             ==============     =============



    Basic earnings per share                                          $0.57             $0.53
                                                             ==============     =============

    Diluted earnings per share                                        $0.54             $0.50
                                                             ==============     =============


    Basic weighted average shares outstanding                   9,125,000          9,100,000
                                                             ==============     =============

    Diluted weighted average shares outstanding                 9,628,000          9,660,000
                                                             ==============     =============


    NUMBER OF STORES OPEN AT END OF PERIOD                            240                224
                                                             ==============     =============






                                         CACHE, INC. AND SUBSIDIARIES
                                        CONSOLIDATED INCOME STATEMENTS
                                         FOR THE THIRTEEN WEEKS ENDED
                                                  (UNAUDITED)

                                                                 June 28,          June 29,
                                                                   2003              2002
                                                              -------------     -------------
    Net sales                                                 $  55,958,000     $  51,294,000

    Cost of sales, including occupancy and buying costs          31,081,000        29,392,000
                                                              -------------     -------------

    Gross profit                                                 24,877,000        21,902,000
                                                              -------------     -------------

    Store operating expenses                                     15,860,000        13,963,000
    General and administrative expenses                           3,352,000         3,353,000
                                                              -------------     -------------
                                                                 19,212,000        17,316,000
                                                              -------------     -------------

    Operating income                                              5,665,000         4,586,000
                                                              -------------     -------------
    Other income:
       Interest income (net)                                         70,000            76,000
                                                              -------------     -------------
                                                                     70,000            76,000
                                                              -------------     --------------

    Income before income taxes                                    5,735,000         4,662,000

    Income tax provision                                          2,194,000         1,702,000
                                                              -------------     --------------
    Net income                                                $   3,541,000     $   2,960,000
                                                              =============     ==============



    Basic earnings per share                                          $0.39             $0.33
                                                              =============     ==============

    Diluted earnings per share                                        $0.37             $0.31
                                                              =============     ==============


    Basic weighted average shares outstanding                     9,131,000         9,100,000
                                                              =============     ==============

    Diluted weighted average shares outstanding                   9,633,000         9,660,000
                                                              =============     ==============


    NUMBER OF STORES OPEN AT END OF PERIOD                             240                 224
                                                              =============     ==============
